UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

       DATE OF REPORT (Date of earliest event reported): January 24, 2008

                         ______________________________

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                         _______________________________

         INDIANA                     0-17071                   35-1544218
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification No.)


                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of Principal Executive Offices, including Zip Code)


                                 (765) 747-1500
              (Registrant's Telephone Number, including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          (c) On January 24, 2008, the Corporation appointed Michael J. Stewart to serve as its Executive Vice President and Chief Banking Officer. Most recently, Mr. Stewart served as the Executive Vice President of Corporate Banking for National City Bank. A copy of the Corporation's press release, dated January 24, 2008, announcing the appointment of Mr. Stewart is attached hereto as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

          (c)     (99.1) Press Release dated January 24, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATE:  January 24, 2008

                                By: /s/  Mark K. Hardwick
                                    --------------------------------------------
                                          Mark K. Hardwick
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Principal Accounting Officer)

                                  EXHIBIT INDEX


         99.1     Press Release dated January 24, 2008

                                  Exhibit 99.1



January 24, 2008

FOR IMMEDIATE RELEASE
For more information, contact:
Karen Evens, Director of Marketing, 765/747-1477 http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

Banking Veteran to Join First Merchants as Executive Vice President and Chief Banking Officer

First Merchants Corporation (NASDAQ - FRME) announced today that Michael J. Stewart will be joining the company as Executive Vice President and Chief Banking Officer.

Stewart most recently was Executive Vice President, Corporate Banking for National City Bank, with direct oversight of the Upper Middle Market Banking segment in Indiana and Ohio. He held various leadership positions at National City in a career that spanned 17 years. Prior to his current responsibility, Stewart acted as Chief Credit Officer of the National City affiliate. Prior to his management of the credit function, Stewart managed a middle market calling effort across the state of Indiana. He began his career with Summit Bank in 1988.

First Merchants Chief Executive, Michael C. Rechin, stated, "Mike Stewart is an exciting addition to our First Merchants team. I have firsthand experience in working with Mike and know his talent is additive to us in many areas. His approach to driving revenue and meeting customer needs will create great chemistry with the Bank executives managing our markets."

Stewart is a graduate of Millikin University of Decatur, Illinois, with a Bachelors Degree in Finance and an MBA in Business Administration from Butler University.

As an active leader in the Indianapolis community, Stewart is Chairman of Bosma Enterprises, a non-profit organization, which employs and rehabilitates the blind and visually impaired. He also serves on the board of directors of Junior Achievement of Greater Indianapolis. He previously served as chairman of the Seton Society, a St. Vincent Hospital and Foundation Committee, and a director of Ballet Internationale.



About First Merchants Corporation:

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet Web page (http://www.firstmerchants.com).